EXPLANATION OF ABBREVIATIONS

         The following abbreviations, when used in the form of ownership of the face of this certificate shall be construed as though they were written out in full according to applicable laws or regulations. Abbreviations in addition to those appearing below may be used.

Abbreviation       Equivalent                           Abbreviation           Equivalent
------------       ----------                           ------------           ----------
JTTEN              As joint tenants, with right of      TEN IN COM          As tenants in common
                   survivorship and not as tenants      TEN BY ENT          As tenants by the entireties
                   in common                            UNIF GIFT MIN ACT   Uniform Gift to Minors


Abbreviation       Equivalent                            Abbreviation       Equivalent
-------            ----------                            ------------       ----------
ADM                Administrator(s)                      FDN                Foundation
                   Administratix                         PL                 Public Law
AGMT               Agreement                             TR                 (As) trustee(s), for, of
CUST               Custodian for                         UA                 Under Agreement
EST                Estate, Of estate of                  UW                 Under Will of, Of will of,
EX                 Executor(s), Executrix                                   Under last will & testament
FBO                For the benefit of

    Additional abbreviations may also be used though not in the above list.
================================================================================

                                  TRANSFER FORM
PLEASE INSERT SOCIAL SECURITY OR OTHER      FOR VALUE RECEIVED..................hereby sell, assign and transfer unto
     IDENTIFYING NUMBER OF ASSIGNEE                                  (I/we)


                                           ................................................................................
                                           Please print or typewrite name and address including postal zip code of assignee


 ................................................................................

 ................................................................................

 ..........................................................................Shares
of the Common Shares of Beneficial interest represented by this Certificate and do hereby irrevocably constitute and appoint

 .......................................................................Attorney,
to transfer said shares on the books of the Trust with full power of substitution in the premises.

Dated:


                                   .............................................

SIGNATURE
GUARANTEED BY                      Signature(s).................................
                                   (The signature to this assignment must
                                   correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)

 ...................................
(Signature  must be guaranteed  by
a commercial  bank or trust company
or member firm of the New York,
American, Boston, Midwest or
Pacific Stock Exchanges).

                                IMPORTANT NOTICE:

      When you sign your name to the Transfer Form without filling in the name of your "Assignee" this stock certificate becomes fully negotiable, similar to a check endorsed in blank. Therefore, to safeguard a signed certificate, it is recommended that you fill in the name of the new owner in the "Assignee" space.

      Alternatively, instead of using this Transfer Form, you may sign a separate "stock power" form and then mail the unsigned stock certificate and the signed "stock power" in separate envelopes. For added protection, use registered mail for a stock certificate.

================================================================================
                                 REDEMPTION FORM

      The undersigned hereby tenders to the Trust the within Certificate properly endorsed with any requisite guarantee of signature and supporting papers and requests the redemption of


 ..........................................................................Shares
(Indicate the number of shares to be redeemed. A new certificate will be issued for any unredeemed balance.)


of  the  Common  Shares  of  Beneficial  Interest   represented  by  the  within
Certificate in accordance with the terms of the Declaration of Trust of the Trust.

================================================================================

Dated:  .................


                                     ...........................................
SIGNATURE                            Signature(s)...............................
GUARANTEED BY                        (The signature to this request for
                                     redemption must correspond with the name as written upon the face of this Certificate in every particular, without alteration or enlargement or any change whatsoever. If more than one owner, all must sign.)


 ......................................
(Signature  must be guaranteed  by a
commercial  bank or trust company or
member firm of the New York,
American, Boston, Midwest or Pacific
Stock Exchanges).

                                     ...........................................
                                                     Address

                                     ...........................................

NUMBER                                            SHARES



                                                                 SEE REVERSE FOR
                                                             CERTAIN DEFINITIONS

                                WITHOUT PAR VALUE

                                                                 CUSIP..........

THIS IS TO CERTIFY THAT




IS THE OWNER OF


                     COMMON SHARES OF BENEFICIAL INTEREST OF


Eaton Vance Senior Income Trust                      , a business trust
established in accordance with the laws of the Commonwealth of Massachusetts under and subject to the provisions of a Declaration of Trust executed as of
the       day of                    ,       , as the same may be amended, and
restated from time to time, and filed with the Secretary of the Commonwealth of Massachusetts. The shares of said Trust evidenced by this certificate are issued under and subject to, and the rights and preferences of the holders hereof are subject to, said Declaration of Trust, and each share of said Trust represents an equal proportionate interest in said Trust with each other outstanding share of said Trust. The interest represents an equal proportionate interest in said Trust with each other outstanding share of said Trust. The interest represented hereby is transferable only on the books of said Trust by the holder hereof in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate is not valid until countersigned by the Transfer Agent.

      WITNESS the facsimile signatures of the President and the Treasurer of said Trust on




                           TREASURER                               PRESIDENT

COUNTERSIGNED:
FIRST DATA INVESTOR SERVICES GROUP, INC.

BY                                  TRANSFER AGENT


                           AUTHORIZED SIGNATURE